NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth Fund
American Funds NVIT Growth-Income Fund

Supplement dated March 28, 2019
to the Statement of Additional Information (“SAI”) dated April 30, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

1. Effective March 31, 2019, Lydia M. Marshall will retire from the Board of Trustees of Nationwide Mutual Funds (the “Trust”).

2. On March 6, 2019, the Board of Trustees of the Trust approved the election of M. Diane Koken to serve as a Trustee to the Trust.  Ms. Koken’s term will commence on April 1, 2019 (the “Effective Date”).  Ms. Koken is considered an “interested person” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

3. As of the Effective Date, the SAI is amended as follows:

a.	All references to, and information regarding, Lydia M. Marshall, in the SAI are deleted in their entirety.

b.	The following replaces the table and accompanying footnotes under the heading “Interested Trustee” on page 42 of the SAI:

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	112
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]
Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership
Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.

[2]
Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

c.	The last sentence of the last paragraph under the heading “Committees of the Board” beginning on page 44 of the SAI is deleted in its entirety and replaced with the following:

The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Jacobs, Mr. Karlawish (Chair) and Ms. Kosel, each of whom is not an interested person of the Trust, as defined in the 1940 Act, and Ms. Koken, who is an interested person of the Trust, as defined in the 1940 Act.

d.	The table under the heading “Ownership of Shares of Nationwide Funds as of December 31, 2017” on page 46 of the SAI is amended to include the following:

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
M. Diane Koken	None	None

e.	The last sentence of the first paragraph under the heading “Compensation of Trustees” on page 46 of the SAI is deleted in its entirety and replaced with the following:

Accordingly, Ms. Koken is not compensated by the funds in the Fund Complex and, therefore, is not included in the Compensation Table below.

f.	The list of affiliates under the heading “Distributor” beginning on page 61 of the SAI is amended to include “M. Diane Koken.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE